TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE VALUE OPPORTUNITIES FUND
                   TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
                    TOUCHSTONE INTERMEDIATE FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
                             TOUCHSTONE MID CAP FUND
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
                      TOUCHSTONE PREMIUM YIELD EQUITY FUND
                      TOUCHSTONE INTERNATIONAL GROWTH FUND

                                FEBRUARY 1, 2009
                          AS SUPPLEMENTED JULY 22, 2009

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone(R) Funds Group Trust Prospectuses dated February 1, 2009, May 4, 2009 and July 13, 2009. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. A copy of the Prospectuses, Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407, or by visiting our website at www.touchstoneinvestments.com.

                                TABLE OF CONTENTS

THE TRUST......................................................................

PERMITTED INVESTMENTS AND RISK FACTORS.........................................

INVESTMENT LIMITATIONS.........................................................

THE ADVISOR AND SUB-ADVISORS...................................................

THE ADMINISTRATOR..............................................................

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................

TRUSTEES AND OFFICERS OF THE TRUST.............................................

PURCHASE AND REDEMPTION OF SHARES..............................................

DETERMINATION OF NET ASSET VALUE...............................................

TAXES..........................................................................

PORTFOLIO TRANSACTIONS.........................................................

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................

VOTING.........................................................................

DESCRIPTION OF SHARES..........................................................

SHAREHOLDER LIABILITY..........................................................

LIMITATION OF TRUSTEES' LIABILITY..............................................

CODE OF ETHICS.................................................................

PROXY VOTING...................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.....................................

CUSTODIAN......................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................

LEGAL COUNSEL..................................................................

FINANCIAL STATEMENTS...........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS..........................A-1

APPENDIX B - PROXY VOTING POLICIES..........................................B-1

THE TRUST

This SAI relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund") (formerly Constellation Clover Core Value Fund), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund") (formerly Constellation Clover Small Cap Value Fund), Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") (formerly Touchstone Clover Core Fixed Income Fund and Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund") and Touchstone International Growth Fund ("International Growth Fund"). Each Fund is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended through March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. All Funds are diversified except for the International Growth Fund, the Sands Capital Select Growth Fund and the Healthcare and Biotechnology Fund. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers five separate classes of shares: Class A, Class C, Class Z, Class Y and Institutional shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:

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                                                          CLASS     CLASS      CLASS     CLASS      INSTITUTIONAL
FUNDS                                                       A         C          Y         Z            SHARES
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Healthcare and Biotechnology Fund                           x         x
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Small Cap Value Opportunities Fund                                                         x
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Value Opportunities Fund                                    x         x                    x
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Diversified Small Cap Value Fund                            x         x                    x
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Intermediate Fixed Income Fund                                                                            x
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Ultra Short Duration Fixed Income Fund                                                     x
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Short Duration Fixed Income Fund                                                 x         x
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Mid Cap Fund                                                x         x                    x              x
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Sands Capital Select Growth Fund                                                 x         x
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Premium Yield Equity Fund                                   x         x          x
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International Growth Fund                                   x         x          x
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Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented prior to April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

Effective as of the close of business on September 27, 2008, the International Growth Fund acquired all of the assets and liabilities of the Navellier International Growth Portfolio (the "predecessor Navellier International Portfolio"). Performance information presented prior to September 27, 2008 refers to the Fund's performance as the predecessor Navellier International Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectuses. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund do not invest in convertible securities.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations (("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities (("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.


The Intermediate Fixed Income Fund may invest in mortgage-backed securities, variable and floating rate securities, REMICs, when issued securities and forward commitments, stripped U.S. Treasury securities and privately issued stripped securities, but not in other derivatives discussed above.


EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Company Shares". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Intermediate Fixed Income Fund will not invest in futures contracts and options on futures contracts.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In September 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guarantee obligations, associated with its mortgage-backed securities. It is unclear what, if any, effect the conservatorship of Fannie Mae and Freddie Mac will have on the securities issued or guaranteed by Fannie Mae and Freddie Mac.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' Advisor and/or Sub-Advisors based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.

LOWER-RATED SECURITIES

The Funds, except for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income. See "Taxation of the Funds".

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Intermediate Fixed Income Fund will not invest in options.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

The Ultra Short Duration Fixed Income Fund may invest in repurchase agreements as part of its principal investment strategy as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Fund's limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees. The Mid Cap Fund may not purchase Rule 144A securities.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Intermediate Fixed Income Fund will not lend its securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The International Growth Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

Emerging Market Countries: Emerging market countries are generally countries that are not included in the MSCI World Index. As of June 30, 2009, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in securities of issuers based in emerging market countries entail all of the risks of investing in foreign issuers to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

The International Growth Fund may invest up to 20% of its total assets at the time of purchase in emerging market securities.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate or municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate and municipal zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Value Opportunities Fund, Diversified Small Cap Value Fund, Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Healthcare and Biotechnology Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund, Premium Yield Equity Fund and International Growth Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      2. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

      3. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.


1. Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the funds' fundamental limitation on borrowing). The Intermediate Income Fund will not invest in when-issued securities.

2. Each Fund, except the Intermediate Fixed Income Fund, may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.


6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.


7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2006, 2007 and 2008, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2006            2007            2008           2006          2007          2008
---------------------------------------------------------------------------------------------------------------------
Value Opportunities
Fund                          $894,368        $755,058       $1,011,976         $0         $52,231        $26,614
---------------------------------------------------------------------------------------------------------------------
Diversified Small
Cap Value Fund               $2,800,960      $1,927,264      $1,170,221         $0         $12,845        $21,337
---------------------------------------------------------------------------------------------------------------------
Intermediate Fixed
Income Fund                   $112,640         $91,543         $83,811       $10,218       $24,697        $55,243
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $563,868        $390,257        $404,936        $4,326       $98,807       $205,930
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $230,918        $165,561        $132,307       $14,882       $56,515       $104,399
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $693,675        $500,196        $676,816          $0         $66,492       $127,367
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2006            2007            2008           2006          2007          2008
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund           $1,774,629      $2,175,657      $1,525,525      $40,282       $286,251      $382,767
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $3,829,296      $4,376,477      $5,322,750      $551,403      $246,159      $153,618
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                  $70,372        $2,470,376      $3,785,848      $79,336       $485,026      $661,074
---------------------------------------------------------------------------------------------------------------------

Fees paid prior to March 1, 2006 represent fees paid to CIMCO.

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2008                                           2008
---------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund     $126,397                                       $72,299
---------------------------------------------------------------------------------------------------------------------

For the fiscal years ended December 31, 2007 and 2006, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2006            2007            2008           2006          2007          2008
---------------------------------------------------------------------------------------------------------------------
International Growth Fund   ($171,704)*      ($147,383)*     $(152,134)*        $0            $0            $0
---------------------------------------------------------------------------------------------------------------------

* Reflects amount paid to Navellier & Associates, Inc. and Navellier Management, Inc. by the predecessor Navellier International Portfolio pursuant to an investment advisory agreement.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

----------------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                           ANNUAL FEE RATE
----------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                                      0.80%
----------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                                 1.00%
----------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                                                          0.74%
----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                                                  0.85%
----------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                                    0.40%
----------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                            0.25%
----------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                                  0.25%
----------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                                                0.95%
----------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                                  0.70% on the first $100 million of assets; 0.65% on
                                                                  the value of assets above that amount
----------------------------------------------------------------------------------------------------------------
International Growth Fund                                                         0.90%
----------------------------------------------------------------------------------------------------------------

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGHEST /
                                                                                                               LOWEST
                                                                                  BASE           ANNUAL       POSSIBLE
                                                                                ADVISORY       ADJUSTMENT     ADVISORY
        FUND              BENCHMARK         REQUIRED EXCESS PERFORMANCE           FEE             RATE           FEE
-------------------------------------------------------------------------------------------------------------------------
Sands Capital Select   Russell 1000                                                                            1.00% /
Growth Fund            Growth Index                  +/- 2.50%                   0.85%         +/- 0.15%        0.70%
-------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2010, except the limitation for the Short Duration Fixed Income Fund Class Y which will remain in effect until May 4, 2010, and the Intermediate Fixed Income Fund Institutional shares which will remain in effect until at least January 31, 2011.

                                                            CONTRACTUAL LIMIT
FUND                                                        ON "NET EXPENSES"
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                              1.15%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                              1.90%
--------------------------------------------------------------------------------
Mid Cap Fund Institutional Shares                                 0.90%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                              1.15%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z                        1.50%
--------------------------------------------------------------------------------
Value Opportunities Fund Class A                                  1.19%
--------------------------------------------------------------------------------
Value Opportunities Fund Class C                                  1.94%
--------------------------------------------------------------------------------
Value Opportunities Fund Class Z                                  1.19%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class A                          1.45%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class C                          2.20%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class Z                          1.45%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                         1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                         2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                          0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                          0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                    0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares               0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                 1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                 1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                 0.95%
--------------------------------------------------------------------------------
International Growth Fund Class A                                 1.35%
--------------------------------------------------------------------------------
International Growth Fund Class C                                 2.10%
--------------------------------------------------------------------------------
International Growth Fund Class Y                                 1.10%
--------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Sands Capital Select Growth Fund's other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2010.

                                                            CONTRACTUAL LIMIT
FUND                                                        ON "OTHER EXPENSES"
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                          0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund  Class Z                         0.25%
--------------------------------------------------------------------------------

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

FEDERATED CLOVER INVESTMENT ADVISORS
------------------------------------
Federated Clover Investment Advisors, a division of Federal Global Investment Management Corp. ("Federated Clover"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Touchstone Value Opportunities and Touchstone Diversified Small Cap Value Funds. Federated Global Investment Management Corp. is a wholly owned subsidiary of Federated Investors, Inc. As of December 31, 2008, Federated Investors, Inc. had discretionary management authority with respect to approximately $407.3 billion of assets.


Other Accounts. Lawrence R. Creatura, CFA, is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2008, Mr. Creatura co-managed 1 other mutual fund with approximately $191.7 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $21.4 million and 0 other accounts. With respect to such accounts, 1 account, with assets of approximately $16.0 million, pays Federated Clover a fee based upon the performance of the account.


Matthew P. Kaufler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2008, Mr. Kaufler also co-managed 3 unregistered pooled vehicles with total assets of approximately $23.4 million, 0 other mutual funds and 0 other accounts, none of which pays Federated Clover a fee based upon the performance of the account.


Stephen K. Gutch is the co-portfolio manager on the Value Opportunities Fund and Diversified Small Cap Value Fund. As of April 30, 2009, Mr. Gutch also co-managed 6 other mutual funds with approximately $547.4 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $4.9 million and 38 other accounts with total assets of approximately $126.1 million, none of which pays Federated Clover a fee based upon the performance of the account.

Paul W. Spindler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2008, Mr. Spindler also co-managed 3 unregistered pooled vehicles with approximately $38.1 million in total assets, 0 other mutual funds and 0 other accounts. With respect to such accounts, 1 account, with assets of approximately $16 million pays Federated Clover a fee based on the performance of the account.

Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). Federated Clover has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance ("IPP") and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark. Performance periods may be adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, the portfolio managers may receive additional consideration based on the achievement of specified revenue targets.


Fund Ownership. The following table indicates for each of the Diversified Small Cap Value Fund and the Value Opportunities Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008 (except for Mr. Gutch's ownership of the Value Opportunities Fund which is as of April 30, 2009).

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Lawrence Creatura         Diversified Small Cap Value Fund       $100,001- $500,000
-------------------------------------------------------------------------------------------------------------
Stephen Gutch             Diversified Small Cap Value Fund       $50,001- $100,000
                          Value Opportunities Fund               $0
-------------------------------------------------------------------------------------------------------------
Matthew Kaufler           Value Opportunities Fund               $50,001- $100,000
-------------------------------------------------------------------------------------------------------------
Paul Spindler             Value Opportunities Fund               $100,001- $500,000
-------------------------------------------------------------------------------------------------------------

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT
----------------------------------------
Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), 100 West Station Square Drive, Suite 225, Pittsburgh, Pennsylvania 15219, serves as investment sub-advisor to the Touchstone Intermediate Fixed Income Fund. JKMilne is 100% employee owned. As of December 31, 2008, JKMilne had discretionary management authority with respect to approximately $1.5 billion of assets.

A portfolio management team consisting of John K. Milne, Deborah S. Wingerson and Brian D. Borneman manages the Intermediate Fixed Income Fund.

As of March 31, 2009 Mr. Milne managed 0 registered investment companies, 0 unregistered pooled vehicles, and 25 other accounts with total assets of approximately $1.5 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of March 31, 2009 Ms. Wingerson managed 0 registered investment companies, 0 unregistered pooled vehicles, and 25 other accounts with total assets of approximately $1.5 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of March 31, 2009 Mr. Borneman managed 0 registered investment companies, 0 unregistered pooled vehicles, and 25 other accounts with total assets of approximately $1.5 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include the execution and allocation of investment opportunities. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, personal securities trading, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). JKMilne has adopted policies and procedures designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. JKMilne policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, JKMilne maintains a code of ethics that addresses rules on personal trading and insider information.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is discretionary and based primarily on a portfolio manager's contribution to the client and firm goals.

Fund Ownership. As of March 31, 2009 Mr. Milne, Ms. Wingerson and Mr. Borneman did not own any shares of the Intermediate Fixed Income Fund.

FORT WASHINGTON INVESTMENT ADVISORS, INC.
-----------------------------------------
Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington. As of December 31, 2008, Fort Washington had discretionary management authority with respect to approximately $25 billion of assets.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income Fund. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

Other Accounts. As of October 1, 2008, Mr. Weston managed two registered investment companies with approximately $190 million in total assets, one unregistered pooled vehicles with total assets of approximately $85 million, and 34 other accounts with total assets of approximately $4.7 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of October 1, 2008, Mr. Miller managed two registered investment companies with approximately $190 million in total assets, one unregistered pooled vehicles with total assets of approximately $85 million, and 34 other accounts with total assets of approximately $4.7 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

Fund Ownership. The following table indicates for the Ultra Short Duration Fixed Income Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of October 1, 2008:

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                          DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Scott D. Weston           Ultra Short Duration Fixed Income Fund        None
-------------------------------------------------------------------------------------------------------------
Brent A. Miller           Ultra Short Duration Fixed Income Fund        None
-------------------------------------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS
--------------------------
Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap, Healthcare and Biotechnology and Small Cap Value Opportunities Funds. As of December 31, 2008, Turner had approximately $15.4 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund. As of September 30, 2008, Mr. Sustersic managed 1 other registered investment company with approximately $531 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $16 million and 11 other accounts with approximately $295 million in total assets. With respect to unregistered pooled vehicles, 1 account with assets of approximately $15 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Ms. McMeekin co-managed 5 other registered investment company accounts with approximately $852 million in total assets, 16 unregistered pooled vehicles with total assets of approximately $284 million and 31 other accounts with approximately $1.2 billion in total assets. With respect to unregistered pooled vehicles, 1 account with assets of approximately $15 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Shankaran co-managed 1 other registered investment company account with approximately $771,000, 4 unregistered pooled vehicle with total assets of approximately $57 million and 5 other accounts with approximately $75 million in total assets. With respect to unregistered pooled vehicles, 2 accounts with assets of approximately $44 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $3 million pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager. Mr. DiBella, Mr. Gold, David J. Brenia and Robert S. Clark are responsible for the management of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2008, Mr. DiBella co-managed 2 other registered investment companies with approximately $25 million in total assets, 22 unregistered pooled vehicles with total assets of approximately $510 million and 25 other accounts with approximately $1.2 billion in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Gold co-managed 2 registered investment companies with approximately $25 million in total assets, 22 unregistered pooled vehicles with total assets of approximately $510 million and 24 other account with approximately $1.2 billion in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Kroscheski co-managed 1 other registered investment company account with approximately $514,000 in total assets, 13 unregistered pooled vehicles with total assets of approximately $326 million and 7 other accounts with approximately $365 million in total assets. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Brenia co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $106 million in total assets, none of which pay Turner a fee based upon the performance of the account. As of September 30, 2008, Mr. Clark co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $106 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund       None
                          Mid Cap Fund                             $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Steven Gold               Mid Cap Fund                             $50,001-$100,000
                          Small Cap Value Opportunities Fund       None
-------------------------------------------------------------------------------------------------------------
Frank Sustersic           Healthcare and Biotechnology Fund        $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Heather McMeekin          Healthcare and Biotechnology Fund        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Vijay Shankaran           Healthcare and Biotechnology Fund        None
-------------------------------------------------------------------------------------------------------------
Joseph Krocheski          Mid Cap Fund                             None
-------------------------------------------------------------------------------------------------------------
David J. Brenia           Small Cap Value Opportunities Fund       None
-------------------------------------------------------------------------------------------------------------
Robert S. Clark           Small Cap Value Opportunities Fund       None
-------------------------------------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT
------------------------
Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2008, Sands Capital Management had approximately $8.4 billion in assets under management.

Other Accounts. Sands Capital employs a growth strategy for all investors - the Sands Capital Large Cap Growth Equity strategy is their primary strategy - as of September 30, 2008 this strategy was utilized for approximately 99.0% of its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Jr., CFA, and David E. Levanson, CFA. As of September 30, 2008, the investment team sub-advised 8 registered mutual funds with approximately $2.2 billion in total assets and 866 separate accounts totaling $11.2 billion in assets. This separate account number counts each separately managed account program (or "wrap" program) as one account. As of September 30, 2008, Sands Capital participated in 3 separately managed account programs in which there were approximately 2428 underlying accounts. The investment team also managed 9 unregistered pooled vehicles with total assets of approximately $514 million. With respect to such accounts, 10 accounts, with assets of approximately $1.6 billion, pays Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, multiple fee arrangements, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. Compensation goals are meant to align the firm and the employee's interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firm's basic mission. All employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital Tax-Exempt Institutional Equity Composite and the Russell 1000 Growth Index over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership. As of September 30, 2008, Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark, the Russell 1000 Growth Index, over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee, provided such overperformance or underperformance exceeds a designated "hurdle rate."

MILLER/HOWARD INVESTMENTS
-------------------------
Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun & Bryan J. Spratt. As of December 31, 2008, Miller/Howard had approximately $884 million in assets under management.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts. As of September 30, 2008, the portfolio management team that manages the Premium Yield Equity Fund managed 1 registered investment company with approximately $20.6 million in total assets, 2 unregistered pooled vehicles (collective trusts) with total assets of approximately $52.9 million and 1,868 other accounts with approximately $1.1 billion in total assets. None of the accounts listed have a performance based fee.

Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership. As of September 30, 2008, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.

NAVELLIER & ASSOCIATES
----------------------
Navellier & Associates Inc. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the Touchstone International Growth Fund. Navellier was founded in 1987 and Louis G. Navellier is the primary and majority owner of Navellier. As of December 31, 2008, Navellier had approximately $2.7 billion in assets under management.

Louis G. Navellier, James O'Leary and Phillip Mitteldorf are responsible for the daily management of the International Growth Fund.

Other Accounts. As of September 30, 2008, Mr. Navellier managed 6 registered investment companies with approximately $1.3 billion in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 7,636 other accounts with approximately $2.2 billion in total assets. 131 of the accounts listed have a performance based fee totaling $47 million. As of September 30, 2008, Mr. O'Leary managed 0 registered investment companies with approximately $0 in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 125 other accounts with approximately $79 million in total assets. Four of the accounts listed have a performance based fee totaling $1 million. As of September 30, 2008, Mr. Mitteldorf managed 0 registered investment companies with approximately $0 in total assets, 0 unregistered pooled vehicles with total assets of approximately $0 and 125 other accounts with approximately $79 million in total assets. None of the accounts listed for Mr. Mitteldorf have a performance based fee.

Compensation. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Portfolio managers are eligible to participate in Navellier's stock ownership program. Stock is granted to key employees dependent upon various measures such as asset growth and performance.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

Fund Ownership. The following table indicates for the International Growth Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2008.

--------------------------------------------------------------------
PORTFOLIO MANAGER         DOLLAR RANGE OF FUND SHARES OWNED
--------------------------------------------------------------------
Louis G. Navellier        $100,001-$500,000
--------------------------------------------------------------------
Phillip Mitteldorf        $50,001-$100,000
--------------------------------------------------------------------
James O'Leary             $100,001-$500,000
--------------------------------------------------------------------

LONGFELLOW INVESTMENT MANAGEMENT
--------------------------------
Longfellow Investment Management Co. ("Longfellow"), an SEC-registered investment adviser located at 295 Devonshire St., 6th Fl., Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. Longfellow was founded in 1986 and is 100% employee owned. John Ciarleglio III, David W. Seeley and Barbara J. McKenna each owns one-third of the firm. As of December 31, 2008, Longfellow had approximately $1.6 billion in assets under management.

A short duration portfolio management team consisting of Barbara J. McKenna and David W. Seeley are responsible for the daily management of the Short Duration Fixed Income Fund. The Short Duration Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of February 1, 2009, Ms. McKenna managed 0 registered investment companies, 1 unregistered pooled vehicle with total assets of approximately $95 million and 39 other accounts with approximately $1.5 billion in total assets. None of the accounts listed have a performance based fee.

As of February 1, 2009, Mr. Seeley managed 0 registered investment companies, 1 unregistered pooled vehicle with total assets of approximately $95 million and 39 other accounts with approximately $1.5 billion in total assets. None of the accounts listed have a performance based fee.

Compensation. Longfellow's Senior Investment Officers own 100% of the firm and thus receive a portion of the firm's profits. Additionally, they receive a base salary. Longfellow's other professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Short Duration Fixed Income Fund). This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.

Fund Ownership. As of February 1, 2009, Mr. McKenna and Mr. Seeley did not own any shares of the Short Duration Fixed Income Fund.

FEES PAID TO THE SUB-ADVISORS

For the fiscal years ended September 30, 2008 and 2007, and the fiscal period from March 1, 2006 through September 30, 2006, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    SUB-ADVISORY FEES PAID
                                                                                    -------------------------------------------
FUND                                                                                2006           2007           2008
-------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund - Clover Capital*                                          $212,724       $348,788       $500,635
-------------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund - Clover Capital*                                  $767,679       $1,020,271     $617,171
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund - Clover Capital**                                   $31,853        $45,590        $41,881
-------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell Investment                       $142,729       $194,947       $202,462
Partners***
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    SUB-ADVISORY FEES PAID
                                                                                    -------------------------------------------
FUND                                                                                2006           2007           2008
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell Investment Partners****                $61,276        $82,800        $66,112
-------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management                         $1,233,309     $2,844,805     $2,643,130
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                               $37,935        $1,485,862     $2,365,137
-------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                                          $182,266       $249,106       $338,576
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
-------------------------------------------------------------------------------------------------------------------------------
   Turner                                                                           $376,068       $598,481       $289,046
-------------------------------------------------------------------------------------------------------------------------------
   James Investment Research, Inc.*****                                             $0             $95,226        $175,147
-------------------------------------------------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.*****                                       $320,951       $473,319       $393,926
-------------------------------------------------------------------------------------------------------------------------------

* As of December 1, 2008, Clover Capital Management, Inc. was acquired by Federated Investors Inc.

** As of April 22, 2009, JKMilne became sub-advisor to the Intermediate Fixed Income Fund

*** As of October 1, 2008, Fort Washington became sub-advisor to the Ultra Short Duration Fixed Income Fund.

**** As of February 27, 2009, Longfellow became sub-advisor to the Short Duration Fixed Income Fund.

***** As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Opportunities Fund.

Prior to March 1, 2006, CIMCO paid fees to the sub-advisors of the Funds for their services.

For the period from its inception (December 3, 2007) through September 30, 2008, the Advisor paid to the Sub-Advisor the following amount for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
                                                 SUB-ADVISORY FEES PAID
                                                 -------------------------------
FUND                                             2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund - Miller/Howard*       $31,016
--------------------------------------------------------------------------------

* As of May 23, 2008 Chartwell Investment Partners was replaced with Miller/Howard as sub-advisor to the Premium Yield Equity Fund. Fees paid from December 3, 2007 through May 22, 2008 represent fees paid to Chartwell Investment Partners.

For the period from September 29, 2008 through September 30, 2008, the Advisor paid to the Sub-Advisor the following amount for the International Growth Fund:

--------------------------------------------------------------------------------
                                                   SUB-ADVISORY FEES PAID
                                                   -----------------------------
FUND                                               2008
--------------------------------------------------------------------------------
International Growth Fund - Navellier*             $142
--------------------------------------------------------------------------------

* The sub-advisory fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-advisor.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

For the fiscal years ended September 30, 2006, 2007 and 2008, the Trust paid the following administrative fees (net of waivers):

-------------------------------------------------------------------------------------------------------
                                                   ADMINISTRATIVE FEES PAID
                                                   ----------------------------------------------------
FUND                                               2006              2007              2008
-------------------------------------------------------------------------------------------------------
Value Opportunities Fund                           $163,704          $172,854          $273,508
-------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                   $481,047          $405,827          $275,348
-------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                     $36,534           $36,531           $37,249
-------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund             $329,279          $280,675          $323,951
-------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                   $134,834          $117,850          $105,846
-------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                  $92,454           $89,901           $135,364
-------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                 $267,141          $411,942          $321,165
-------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                   $632,145          $1,010,955        $1,152,887
-------------------------------------------------------------------------------------------------------
Mid Cap Fund                                       $12,812           $584,259          $946,442
-------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           -------------------------------------
FUND                                       2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                  $36,045
--------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, the International Growth Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           -------------------------------------
FUND                                       2008
--------------------------------------------------------------------------------
International Growth Fund*                 $61
--------------------------------------------------------------------------------

* The administrative fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio had an agreement with Navellier to pay for certain administrative fees (the fees were not a fund expense).

For the fiscal years ended September 30, 2007 and 2008, and the fiscal period from March 1, 2006 through September 30, 2006, the Administrator paid the following sub-administrative fees:

-----------------------------------------------------------------------------------------------------
                                                  SUB-ADMINISTRATIVE FEES PAID
                                                  ---------------------------------------------------
FUND                                              2006              2007             2008
-----------------------------------------------------------------------------------------------------
Value Opportunities Fund                          $22,422           $75,889          $109,451
-----------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                  $66,532           $166,633         $109,784
-----------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                    $5,521            $13,728          $14,866
-----------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund            $44,531           $115,157         $129,451
-----------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                  $19,108           $48,838          $42,239
-----------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                 $14,217           $36,786          $54,138
-----------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                $53,224           $168,808         $127,973
-----------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                  $114,253          $412,147         $459,976
-----------------------------------------------------------------------------------------------------
Mid Cap Fund                                      $3,288            $251,191         $377,699
-----------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Administrator paid the following sub-administrative fees for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
                                             SUB-ADMINISTRATIVE FEES PAID
                                             -----------------------------------
FUND                                         2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                    $14,566
--------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, the Administrator paid the following sub-administrative fees for the International Growth Fund:

--------------------------------------------------------------------------------
                                             SUB-ADMINISTRATIVE FEES PAID
                                             -----------------------------------
FUND                                         2008
--------------------------------------------------------------------------------
International Growth Fund*                   $0
--------------------------------------------------------------------------------

* The sub-administrative fees for the International Growth Fund for periods prior to September 27, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-administrator.

Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

For the fiscal period from November 20, 2006 through September 30, 2007, and the fiscal year ended September 30, 2008, the Trust paid the following compliance fees:

--------------------------------------------------------------------------------
                                            COMPLIANCE FEES PAID
                                            ------------------------------------
FUND                                        2007             2008
--------------------------------------------------------------------------------
Value Opportunities Fund                    $1,029           $1,851
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund            $1,280           $2,113
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund              $864             $1,523
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $1,140           $2,224
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            COMPLIANCE FEES PAID
                                            ------------------------------------
FUND                                        2007             2008
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $958             $1,703
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $921             $1,806
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $1,286           $2,219
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $1,946           $4,035
--------------------------------------------------------------------------------
Mid Cap Fund                                $1,554           $3,635
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following compliance fees:

--------------------------------------------------------------------------------
                                           COMPLIANCE FEES PAID
                                           -------------------------------------
FUND                                       2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                  $988
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the fiscal period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following compliance fees:

--------------------------------------------------------------------------------
                                  COMPLIANCE FEES PAID
                                  ----------------------------------------------
FUND                              2006              2007                2008
--------------------------------------------------------------------------------
International Growth Fund*        $80               $120                $90
--------------------------------------------------------------------------------

*The predecessor Navellier International Portfolio paid compliance fess pursuant to a compliance services agreement.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Class A Shares of the following Funds are subject to the Class A Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.

CLASS C SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class C Shares of the following Funds are subject to the Class C Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.

CLASS Z SHARES. Certain Funds have adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Class Z Shares of the following Funds are subject to the Class Z Plan: Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund and Value Opportunities Fund.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

For the fiscal year ended September 30, 2008, the Funds paid the following in Distribution and Shareholder Servicing fees:

--------------------------------------------------------------------------------
                                                  2008
--------------------------------------------------------------------------------
FUND                                              DISTRIBUTION      SHAREHOLDER
                                                  FEES PAID         SERVICING
                                                                    FEES PAID
--------------------------------------------------------------------------------
Value Opportunities Fund Class A                  $8,989            $0
--------------------------------------------------------------------------------
Value Opportunities Fund Class C                  $15,011           $0
--------------------------------------------------------------------------------
Value Opportunities Fund Class Z                  $0                $99,589
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class A         $771              $0
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class C         $3,492            $0
--------------------------------------------------------------------------------
Diversified  Small Cap Value Fund Class Z         $0                $290,487
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                    $0                $0
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund            $0                $349,866
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                  $0                $132,307
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z          $0                $903,298
--------------------------------------------------------------------------------
Mid Cap Fund Class A                              $372              $0
--------------------------------------------------------------------------------
Mid Cap Fund Class C                              $386              $0
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                              $0                $16,530
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A         $158,121          $0
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C         $44,399           $0
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z        $0                $376,858
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the Premium Yield Equity Fund paid the following distribution fees:

--------------------------------------------------------------------------------
FUND                          DISTRIBUTION FEES PAID
                              --------------------------------------------------
                              2008
--------------------------------------------------------------------------------
Premium Yield Equity          $44,313
Fund Class A
--------------------------------------------------------------------------------
Premium Yield Equity
Fund Class C                  $3,809
--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following distribution fees:

--------------------------------------------------------------------------------
FUND                              DISTRIBUTION FEES PAID
                                  ----------------------------------------------
                                  2007             2008
--------------------------------------------------------------------------------
International Growth Fund         $5,772           $9,444
Class A*
--------------------------------------------------------------------------------
International Growth Fund                          $0
Class C
--------------------------------------------------------------------------------

*The predecessor Navellier International Portfolio paid distribution fees pursuant to a distribution agreement.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Value Opportunities Fund's shares were $49,139 of which the Distributor paid $34,046 to unaffiliated broker-dealers in the selling network, earned $8,306 as a broker-dealer in the selling network and retained $6,787 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $5,046 of which the Distributor paid $1,060 to unaffiliated broker-dealers in the selling network, earned $3,167 as a broker-dealer in the selling network and retained $819 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Mid Cap Fund's shares were $4,018 of which the Distributor paid $735 to unaffiliated broker-dealers in the selling network, earned $2,709 as a broker-dealer in the selling network and retained $574 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $291,335 of which the Distributor paid $227,696 to unaffiliated broker-dealers in the selling network, earned $21,793 as a broker-dealer in the selling network and retained $41,847 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $2,089 of which the Distributor paid $1,055 to unaffiliated broker-dealers in the selling network, earned $750 as a broker-dealer in the selling network and retained $284 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $382 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $319 as a broker-dealer in the selling network and retained $63 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $240,000 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Value Opportunities Fund's shares were $14,812 of which the Distributor paid $91 to unaffiliated broker-dealers in the selling network, earned $12,446 as a broker-dealer in the selling network and retained $2,275 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $8,008 of which the Distributor paid $2,805 to unaffiliated broker-dealers in the selling network, earned $3,964 as a broker-dealer in the selling network and retained $1,239 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Mid Cap Fund's shares were $3,056 of which the Distributor paid $1,099 to unaffiliated broker-dealers in the selling network, earned $1,521 as a broker-dealer in the selling network and retained $436 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $92,432 of which the Distributor paid $71,065 to unaffiliated broker-dealers in the selling network, earned $7,553 as a broker-dealer in the selling network and retained $13,814 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Diversified Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Mid Cap Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Value Opportunities Fund, Diversified Small Cap Value Fund, Mid Cap Fund, Healthcare and Biotechnology Fund, Small Cap Value Opportunities Fund, Premium Yield Equity Fund and Touchstone International Growth Fund that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $72, $99 and $0, respectively, of contingent deferred sales charges on the redemption of the Value Opportunities Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $65, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Diversified Small Cap Value Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Mid Cap Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $6,923, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Healthcare and Biotechnology Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $20, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Small Cap Value Opportunities Fund. For the fiscal year ended September 30, 2008, the Distributor retained $23 of contingent deferred sales charges on the redemption of the Premium Yield Equity Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Touchstone International Growth Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
----------------------------------------------------------------------------------------------------------------------------------
         NAME             POSITION      TERM OF           PRINCIPAL OCCUPATION(S)             NUMBER OF              OTHER
       ADDRESS              HELD         OFFICE             DURING PAST 5 YEARS                 FUNDS            DIRECTORSHIPS
    YEAR OF BIRTH           WITH          AND                                                  OVERSEEN             HELD(4)
                           TRUST         LENGTH                                                 IN THE
                                        OF TIME                                            TOUCHSTONE FUND
                                       SERVED(2)                                              COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee and   Until         President and CEO of IFS Financial            40          Director of
Touchstone              President     retirement    Services, Inc. (a holding                                 LaRosa's (a
Advisors, Inc                         at age 75     company).                                                 restaurant chain),
303 Broadway                          or until                                                                Capital Analysts
Cincinnati, OH                        she resigns                                                             Incorporated (an
Year of Birth: 1955                   or is                                                                   investment advisor
                                      removed                                                                 and broker-dealer),
                                                                                                              IFS Financial
                                      Trustee                                                                 Services, Inc. (a
                                      since 2006                                                              holding company),
                                                                                                              IFS Fund
                                                                                                              Distributors (a
                                                                                                              broker-dealer),
                                                                                                              Integrity and
                                                                                                              National Integrity
                                                                                                              Life Insurance
                                                                                                              Co., Touchstone
                                                                                                              Securities (the
                                                                                                              Trust's
                                                                                                              distributor),
                                                                                                              Touchstone
                                                                                                              Advisors (the
                                                                                                              Trust's investment
                                                                                                              advisor and
                                                                                                              administrator),
                                                                                                              W&S Brokerage
                                                                                                              Services (a
                                                                                                              broker-dealer) and
                                                                                                              W&S Financial
                                                                                                              Group Distributors
                                                                                                              (a distribution
                                                                                                              company).
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
         NAME             POSITION      TERM OF           PRINCIPAL OCCUPATION(S)             NUMBER OF              OTHER
       ADDRESS              HELD         OFFICE             DURING PAST 5 YEARS                 FUNDS            DIRECTORSHIPS
    YEAR OF BIRTH           WITH          AND                                                  OVERSEEN             HELD(4)
                           TRUST         LENGTH                                                 IN THE
                                        OF TIME                                            TOUCHSTONE FUND
                                       SERVED(2)                                              COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until         President and Chief Executive                 40          Director of
105 East Fourth Street                retirement    Officer of Cox Financial Corp. (a                         Cincinnati Bell (a
Cincinnati, OH                        at age 75     financial services company).                              communications
Year of Birth: 1947                   or until he                                                             company), Bethesda
                                      resigns or                                                              Inc. (a hospital),
                                      is removed                                                              Timken Co. (a
                                                                                                              manufacturing
                                      Trustee                                                                 company), Diebold
                                      since 2006                                                              (a technology
                                                                                                              solutions
                                                                                                              company), and Ohio
                                                                                                              Business Alliance
                                                                                                              for Higher
                                                                                                              Education.
----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until         Principal of HJL Enterprises (a               40          None
c/o Touchstone                        retirement    privately held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2007
----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until         Executive for Duro Bag                        40          None
c/o Touchstone                        retirement    Manufacturing Co. (a bag
Advisors, Inc.                        at age 75     manufacturer) from 2002 -2008.
303 Broadway                          or until he   President of Shor Foundation for
Cincinnati, OH                        resigns or    Epilepsy Research (a charitable
Year of Birth: 1938                   is removed    foundation).

                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee      Until         Retired Partner of KPMG LLP (a                40          Trustee of
c/o Touchstone                        retirement    certified public accounting firm).                        Tri-Health
Advisors, Inc.                        at age 75     Vice President of St. Xavier High                         Physician
303 Broadway                          or until he   School.                                                   Enterprise
Cincinnati, OH                        resigns or                                                              Corporation.
Year of Birth: 1934                   is removed

                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until         CEO, Chairman and Director of                 40          None
c/o Touchstone                        retirement    Avaton, Inc. (a wireless
Advisors, Inc.                        at age 75     entertainment company) until 2006.
303 Broadway                          or until he   President of Cincinnati Biomedical
Cincinnati, OH                        resigns or    (a life science and economic
Year of Birth: 1948                   is removed    development company) from 2003 -
                                                    2007.
                                      Trustee       Chairman of Integrated Media
                                      since 2007    Technologies (a media company).
----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 11 series of the Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

---------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
---------------------------------------------------------------------------------------------------------
           NAME                  POSITION         TERM OF OFFICE           PRINCIPAL OCCUPATION(S)
          ADDRESS               HELD WITH         AND LENGTH OF                    DURING
       YEAR OF BIRTH             TRUST(1)          TIME SERVED                  PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Jill T. McGruder             President  and    Until  resignation,   See biography above.
Touchstone                   Trustee           removal or
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 President since
Year of Birth: 1955                            2004; President
                                               from 2000-2002
---------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice President    Until  resignation,   Senior Vice President and Chief
Touchstone                   and Chief         removal or            Compliance Officer of IFS
Advisors, Inc.               Compliance        disqualification      Financial Services, Inc.
303 Broadway                 Officer
Cincinnati, OH                                 Vice President
Year of Birth: 1956                            since 2003
---------------------------------------------------------------------------------------------------------
William A. Dent              Vice President    Until  resignation,   Senior Vice President of
Touchstone                                     removal or            Touchstone Advisors, Inc.
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 Vice President
Year of Birth: 1963                            since 2004
---------------------------------------------------------------------------------------------------------
Gregory A. Harris            Vice President    Until  resignation,   Vice President-Fund Administration
Touchstone                                     removal or            of Touchstone Investments.
Advisors, Inc.                                 disqualification      Managing Director, Fund Project
303 Broadway                                                         Services, Inc. 1998 - 2007.
Cincinnati, OH                                 Vice President
Year of Birth: 1968                            since 2007
---------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller        Until  resignation,   Chief Financial Officer of IFS
Touchstone                   and Treasurer     removal or            Financial Services, Inc.
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 Controller since
Year of Birth: 1962                            2000

                                               Treasurer since 2003
---------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary         Until  resignation,   Assistant Vice President and
JPMorgan                                       removal or            Senior Counsel at JPMorgan Chase
303 Broadway                                   disqualification      Bank, N.A
Cincinnati, OH
Year of Birth: 1970                            Secretary since
                                               2006. Assistant
                                               Secretary from 2002
                                               - 2006
---------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2008.

---------------------------------------------------------------------------------------------
                              AGGREGATE
                              COMPENSATION FROM THE        TOTAL COMPENSATION FROM THE
                              TRUST FOR THE FISCAL YEAR    TOUCHSTONE FUND COMPLEX(2) FOR
                              ENDED SEPTEMBER 30,          THE FISCAL YEAR ENDED
NAME                          2008(1)                      SEPTEMBER 30, 2008
---------------------------------------------------------------------------------------------
Jill T. McGruder              $0                           $0
---------------------------------------------------------------------------------------------
Phillip R. Cox                $12,792                      $76,750
---------------------------------------------------------------------------------------------
Donald Siekmann               $11,958                      $71,750
---------------------------------------------------------------------------------------------
Robert E. Stautberg           $12,375                      $74,250
---------------------------------------------------------------------------------------------
H. Jerome Lerner              $12,875                      $77,250
---------------------------------------------------------------------------------------------
John P. Zanotti               $9,125                       $54,750
---------------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2008 is as follows: Robert E. Stautberg - $20,000.

(2) The Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2008, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox, Zanotti and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee held four meetings during the fiscal year ended September 30, 2008.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2008.

------------------------------------------------------------------------------------------------
                            Dollar Range           Dollar Range
                            of Securities         of Securities          Aggregate Dollar
                          in the Small Cap         in the Value        Range of Securities in
                         Value Opportunities      Opportunities        the Touchstone Fund
                                Fund                   Fund                Complex(1)
------------------------------------------------------------------------------------------------
Jill T. McGruder             None                   $1 - $10,000          Over $100,000
Phillip R. Cox               None                   None                  None
H. Jerome Lerner             None                   None                  Over $100,000
Donald C. Siekmann           None                   None                  Over $100,000
Robert E. Stautberg          None                   None                  Over $100,000
John P. Zanotti              $1 - $10,000           $1 - $10,000          $10,001 - $50,000
------------------------------------------------------------------------------------------------

* The Trustees did not have any beneficial interest in the Premium Yield Equity Fund, International Growth Fund, Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Sands Capital Select Growth Fund, Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund and Intermediate Fixed Income Fund.

(1) The Touchstone Fund Complex consists of 11 series of the Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, the sub-advisors, the Administrator, the Transfer Agent and/or the Fund's custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND BALANCED FUNDS:

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                Dealer Fee
--------------------                                ----------
$1 million but less than $3 million                    1.00%
$3 million but less than $5 million                    0.75%
$5 million but less than $25 million                   0.50%
$25 million or more                                    0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

CLASS Z SHARES. Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee. Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2. The Worker, Retiree, and Employer Recovery Act of 2008 abated this mandatory withdrawal requirement for the 2009 calendar year.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES GRANDFATHER CLAUSE. Beginning on February 2, 2009, new purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in-kind, an investor should consult with his, her or its tax advisor regarding the tax consequences of the transaction

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund's shares and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of September 30, 2008, the Funds had the following capital loss carryforwards.

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FUND                                      AMOUNT OF CAPITAL LOSS CARRYFORWARDS
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Intermediate Fixed Income Fund            $86,389
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Ultra Short Duration Fixed Income Fund    $7,235,052
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Short Duration Fixed Income Fund          $4,265,646
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Sands Capital Select Growth Fund          $29,932,199
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International Growth Fund                 $190,851
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A Fund cannot carry back or carry forward any net operating losses. If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may make investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below. Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

A shareholder is also subject to the wash sale rules described above upon a sale or redemption of shares in a Fund if within 30 days before or after the sale or redemption such shareholder purchases other shares in the Fund (through reinvestment of dividends or otherwise). Any loss disallowed under the wash sale rules will be allocated to the shareholder's basis in the newly purchased shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. No Fund that qualifies as a RIC for federal income tax purposes is liable for any income or franchise tax in Delaware. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA and Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

For the fiscal years ended September 30, 2007 and 2008 the Trust's portfolio turnover rates were as follows:

------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                                               ---------------------------------------------
FUND                                                           2007                    2008
------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                                       62%                     96%
------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                               79%                     67%
------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                 71%                     62%
------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                         26%                     56%
------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                               21%                     25%
------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                              156%                    127%
------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                             127%                    222%
------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                               24%                     39%
------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                   193%                    157%
------------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the portfolio turnover rate for the Premium Yield Equity Fund was as follows:

--------------------------------------------------------------------------------
                                              PORTFOLIO TURNOVER RATE
                                              ----------------------------------
FUND                                          2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund                     181%
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                              PORTFOLIO TURNOVER RATE
                                              ----------------------------------
FUND                                          2007                    2008
--------------------------------------------------------------------------------
International Growth Fund                     91%                     35%
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2006, 2007 and 2008 were as follows:

---------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
FUND                               2006               2007               2008
---------------------------------------------------------------------------------------------
Value Opportunities Fund           $272,121           $157,930           $496,584
---------------------------------------------------------------------------------------------
Diversified Small Cap Value
Fund                               $1,486,259         $811,199           $492,213
---------------------------------------------------------------------------------------------
Intermediate Fixed Income
Fund                               N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                               N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund                 $551,410           $806,018           $812,822
---------------------------------------------------------------------------------------------
Healthcare and Biotechnology
Fund                               $154,645           $122,502           $131,592
---------------------------------------------------------------------------------------------
Sands Capital Select Growth
Fund                               $243,644           $187,632           $209,016
---------------------------------------------------------------------------------------------
Mid Cap Fund                       $85,385            $1,151,097         $1,456,517
---------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the brokerage commissions paid by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------
                             TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                             ---------------------------------------------------
FUND                         2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund    $101,639
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                               TOTAL AMOUNT OF BROKERAGE
                               COMMISSIONS PAID
                               -------------------------------------------------
FUND                           2006                2007              2008
--------------------------------------------------------------------------------
International Growth Fund      $22,137             $2,174            $8,509
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2006, 2007 and 2008 were as follows:

--------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ---------------------------------------------
FUND                               2006          2007            2008
--------------------------------------------------------------------------------
Value Opportunities Fund           N/A           $12,446         $8,306
--------------------------------------------------------------------------------
Diversified Small Cap Value
Fund                               N/A           $3,964          $3,167
--------------------------------------------------------------------------------
Intermediate Fixed Income
Fund                               N/A           N/A             N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        N/A           N/A             N/A
--------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                               N/A           N/A             N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth        N/A           N/A             N/A
Fund
--------------------------------------------------------------------------------
Small Cap Value                    N/A           N/A             $750
Opportunities Fund
--------------------------------------------------------------------------------
Healthcare and Biotechnology
Fund                               N/A           $7,553          $21,793
--------------------------------------------------------------------------------
Mid Cap Fund                       N/A           $1,521          $2,709
--------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, the brokerage commissions paid to the Distributor by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                    PAID TO THE DISTRIBUTOR
                                    --------------------------------------------
FUND                                2008
--------------------------------------------------------------------------------
Premium Yield Equity Fund           $319
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2006 and 2007, and the period from January 1, 2008 through September 30, 2008, the International Growth Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE
                                    COMMISSIONS PAID TO THE DISTRIBUTOR
                                    --------------------------------------------
FUND                                2006             2007               2008
--------------------------------------------------------------------------------
International Growth Fund           $0               $0                 $0
--------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2008 were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL AMOUNT OF
                                                                         SECURITIES HELD
FUND                              NAME OF BROKER/DEALER                  BY FUND              TYPE OF SECURITY
-------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund          Bank of New York                       $5,030,026           Equity
-------------------------------------------------------------------------------------------------------------------------
                                  Citigroup Global Markets, Inc.         $4,466,565           Equity
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                       Citigroup Global Markets, Inc.         $1,453,106           Debt
-------------------------------------------------------------------------------------------------------------------------
                                  PNC Securities                         $989,984             Debt
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                              Citigroup Global Markets, Inc.         $484,369             Debt
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income
Fund                              Lehman Brothers                        $81,250              Debt
-------------------------------------------------------------------------------------------------------------------------
                                  Merrill Lynch                          $501,164             Debt
-------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 19, 2009, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value                 Charles Schwab & Co. Inc.                    27.70%*
Fund Class Z                                4500 Cherry Creek Dr.
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
                                            UMB Bank NA                                  22.58%
                                            Cadence Design Systems Inc.
                                            P.O. Box 419784 Attn: 5500 Team
                                            Kansas City, MO 64141-6784
-------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value                 Pershing                                     6.13%
Fund Class A                                P.O. Box 2052
                                            Jersey City, NJ 07303
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
                                            UBS Financial Services Inc.                  18.85%
                                            Paul Mason
                                            Suite 605
                                            Dallas, TX 75243
-------------------------------------------------------------------------------------------------------------------
                                            FIOC                                         6.14%
                                            TH Hilson Company
                                            100 Magellan Way
                                            Covington, KY 41018
-------------------------------------------------------------------------------------------------------------------
                                            Joseph Weinzierl                             6.46%
                                            106 Fitzrandolph Rd
                                            Coraopolis, PA 15108
-------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value                 MLPF & S                                     40.23%*
Fund Class C                                For the Sole Benefit of its Customers
                                            4800 Deer Lake Dr. East-2nd Floor
                                            Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    Fifth Third Bank Trustee                     10.68%
Class A                                     Western & Southern 401k Savings
                                            8515 East Orchard 2T2
                                            Centennial, CO 80111
-------------------------------------------------------------------------------------------------------------------
                                            Charles Schwab & Co.                         17.32%
                                            101 Montgomery St
                                            San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
                                            Morgan Keegan Co.                            10.13%
                                            50 North Front Street
                                            Memphis, TN 38103
-------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    MLPF & S                                     16.81%
Class C                                     For the Sole Benefit of its Customers
                                            4800 Deer Lake Dr. East-2nd Floor
                                            Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------
                                            Citigroup Global Markets Inc.                5.27%
                                            333 West 34th Street
                                            NY, NY 10001
-------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    Bill and Melinda Gates Foundation            26.69%*
Class Z                                     William H. Gates III TR
-------------------------------------------------------------------------------------------------------------------
                                            Charles Schwab & Co. Inc.                    10.18%
                                            4500 Cherry Creek
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund              Charles Schwab & Co. Inc.                    16.97%
Institutional shares                        4500 Cherry Creek Dr. S. Fl. 3
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
                                            NFS LLC FEBO                                 7.11%
                                            Bank of America
                                            PO. Box 831575
                                            Dallas, TX 75283
-------------------------------------------------------------------------------------------------------------------
                                            Charles Quatela                              5.81%
                                            Elisa Quatela
                                            470 Lake Rd.
                                            Webster, NY 14580
-------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed                  Charles Schwab & Co.                         78.66%*
Income Fund Class Z                         101 Montgomery St
                                            San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income                 Charles Schwab & Co.                         92.34%*
Fund Class Z                                101 Montgomery St
                                            San Francisco, CA 94101-4151
-------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth                 Charles Schwab & Co. Inc.                    36.71%*
Fund Class Z                                For the Benefit of its Customers
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
                                            Citigroup Global Markets Inc.                27.10%*
                                            333 West 34th Street, 3rd Floor
                                            New York, NY  10001
-------------------------------------------------------------------------------------------------------------------
                                            TD Ameritrade Inc.                           6.02%
                                            PO Box 2226
                                            Omaha, NE 68103
-------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth                 Charles Schwab & Co. Inc.                    12.19%
Fund Class Y                                4500 Cherry Creek Dr. S. Fl. 3
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
                                            The Vanguard Fiduciary Trust Co.             39.92%*
                                            PO Box 2600 VM 613
                                            Valley Forge, PA  19482
-------------------------------------------------------------------------------------------------------------------
                                            Saxon and Co                                 37.64%*
                                            PO Box 7780-1888
                                            Philadelphia, PA  19182
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Institutional                  Patterson & Co Omnibus Cash/Cash             80.63%*
Shares                                      1525 West WT Harris Blvd
                                            Charlotte, NC  28288-0001
-------------------------------------------------------------------------------------------------------------------
                                            Patterson & Co Omnibus Rein/Rein             14.52%
                                            1525 West WT Harris Blvd
                                            Charlotte, NC  28288-0001
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                        Charles Schwab & Co. Inc.                    10.86%
                                            4500 Cherry Creek Dr. S. Fl. 3
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                        Raymond James & Associates Inc.              14.04%
                                            FBO Raymond James
                                            PO Box 14407
                                            Saint Petersburg, FL
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
                                            Raymond James & Associates Inc.              5.04%
                                            FBO Victoria J Hill
                                            5902 Mount Eagle Dr.
                                            Alexandria, VA 22303
-------------------------------------------------------------------------------------------------------------------
                                            Raymond James & Associates Inc.              6.04%
                                            FBO Claes G Svensso
                                            2244 New College Lane
                                            Plano, TX 72025
-------------------------------------------------------------------------------------------------------------------
                                            Raymond James & Associates Inc.              7.38%
                                            FBO Mark Longo
                                            803 Meadowview Lane
                                            Gates Mill, OH 44040
-------------------------------------------------------------------------------------------------------------------
                                            NFS LLC FEBO                                 15.06%
                                            Jean S Crosby
                                            7181 County Route 13
                                            Bath, NY 14810
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                        Raymond James & Associates Inc.              11.26%
                                            FBO John E Rockhill
                                            1900 Tarpon LN
                                            Vero Beach, FL 32960
-------------------------------------------------------------------------------------------------------------------
                                            Raymond James & Associates Inc.              6.30%
                                            FBO Glenn F Alban
                                            Suite 102
                                            Worthington, OH 43085
-------------------------------------------------------------------------------------------------------------------
                                            Raymond James & Associates Inc.              11.89%
                                            FBO Beth Anne Thomas
                                            8144 Davington Drive
                                            Dublin, OH 43017
-------------------------------------------------------------------------------------------------------------------
                                            LPL Financial Services                       14.14%
                                            9785 Towne Center Drive
                                            San Diego, CA 92121
-------------------------------------------------------------------------------------------------------------------
                                            Morgan Stanley                               7.04%
                                            Carol L Hodgson
                                            11820 Berlin TPK
                                            Lovettsville, VA 20180
-------------------------------------------------------------------------------------------------------------------
                                            Morgan Stanley                               23.67%
                                            Joan M Wall
                                            11820 Berlin TPK
                                            Lovettsville, VA 20180
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities               Charles Schwab & Co. Inc.                    39.73%*
Fund Class Z                                4500 Cherry Creek Dr. S. Fl. 3
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
                                            National Financial Services Corp             13.38%
                                            For the Exclusive Benefit of Our Customers
                                            4 Manhattanville Road
                                            Purchase, NY 10577
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology                Charles Schwab & Co. Inc.                    33.15%*
Fund Class A                                4500 Cherry Creek Dr. S. Fl. 3
                                            Denver, CO 80209
-------------------------------------------------------------------------------------------------------------------
                                            National Financial Services Corp             7.06%
                                            For the Exclusive Benefit of Our Customers
                                            100 Magellan Way
                                            Covington, KY  41015-1987
-------------------------------------------------------------------------------------------------------------------
                                            MLPF & S                                     7.03%
                                            For the Sole Benefit of its Customers
                                            4800 Deer Lade Dr. East-2nd Floor
                                            Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology                MLPF & S                                     59.15%*
Fund Class C                                For the Sole Benefit of its Customers
                                            4800 Deer Lade Dr. East-2nd Floor
                                            Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                   Western & Southern Life Insurance            58.76%*
Class A                                     400 Broadway
                                            Cincinnati, OH 45202
-------------------------------------------------------------------------------------------------------------------
                                            Western & Southern Financial Group           31.39%*
                                            400 Broadway
                                            Cincinnati, OH 45202
-------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                   Western & Southern Life Insurance            24.72%*
Class C                                     400 Broadway
                                            Cincinnati, OH 45202
-------------------------------------------------------------------------------------------------------------------
                                            John R Delor                                 5.10%
                                            Johanna K Delor
                                            841 Walnut Street
                                            Milford, OH 45150
-------------------------------------------------------------------------------------------------------------------
                                            Hilliard Lyons                               6.37%
                                            Bernard Wehrmey
                                            10892 Appaloosa Drive
                                            Walton, KY 41094
-------------------------------------------------------------------------------------------------------------------
                                            MLPF & S                                     24.23%
                                            For the Sole Benefit of its Customers
                                            4800 Deer Lade Dr. East-2nd Floor
                                            Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------
International Growth Fund Class A           Western & Southern Life Insurance            57.54%*
                                            400 Broadway
                                            Cincinnati, OH 45202
-------------------------------------------------------------------------------------------------------------------
                                            Charles Schwab & Co. Inc.                    26.04%*
                                            Navellier Reinvest
                                            101 Montgomery St.
                                            San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
International Growth Fund Class C           Robert W. Baird Co.                          93.95%*
                                            777 East Wisconsin Ave.
                                            Milwaukee, WI 53202
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            NAME AND ADDRESS                             PERCENTAGE OF
FUND                                        OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------------------------------------------------------------------------
International Growth Fund Class Y           Touchstone Advisors See Account              100.00%*
                                            303 Broadway, Suite 1100
                                            Cincinnati, OH 45202
-------------------------------------------------------------------------------------------------------------------

*May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of June 19, 2009. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of June 19, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.


LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2008, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Funds' semiannual financial statements as of March 31, 2009 appear in the Trust's Semiannual Report, which is incorporated by reference into this SAI. The Annual Report and Semiannual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semiannual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or Sub-Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - Securities possess high short-term default risk. This designation indicates that default is a real possibility.

"RD" (Restricted default) - This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D" (Default) - This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

                            LONG-TERM CREDIT RATINGS

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material credit risk is present.

"CCC" - Securities have substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

"CC" - Securities have very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

"C" - Securities have exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate or public finance obligation ratings in the categories below "B."

Specific limitations relevant to the corporate obligation rating scale include:

      o The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed. Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

Fitch

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ("CCC", "CC" and "C") the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features. "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained ISS to assist it in the proxy voting process and will use ISS's proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

FEDERATED CLOVER INVESTMENT ADVISORS

PROXY VOTING POLICIES

      Federated Clover Investment Advisors ("Federated Clover"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Federated Clover votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Federated Clover shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Federated Clover shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Federated Clover subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Federated Clover's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Federated Clover's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE

      Federated Clover has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Federated Clover, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Federated Clover's analysts' proxy voting decisions.

      Federated Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Federated Clover will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Federated Clover voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Federated Clover has also sent a Proxy Voting Policy summary to all existing clients who have previously received Federated Clover's Disclosure Document; or Federated Clover may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Federated Clover will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Federated Clover voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Federated Clover's clients. Federated Clover does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Federated Clover will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Federated Clover recognizes the incentive benefits that options can provide, Federated Clover believes that an excessively dilutive effort offsets the benefits.

      Federated Clover will favor the annual election of directors.

      Federated Clover will oppose the re-incorporation of domestic companies into other nations.

      Federated Clover will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Federated Clover will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Federated Clover will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Federated Clover will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Federated Clover will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Federated Clover will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Where a client of Federated Clover is a publicly traded company in its own right, Federated Clover may be restricted from acquiring that company's securities for the client's benefit. Further, while Federated Clover believes that any particular proxy issues involving companies that engage Federated Clover, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Federated Clover, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Federated Clover will ensure that any such conflict of interest does not influence Federated Clover's vote by adhering to all recommendations made by the outside proxy consultant that Federated Clover utilizes. Federated Clover will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      These policies and procedures and any amendments;

      Each proxy statement that Federated Clover receives;

      A record of each vote that Federated Clover casts;

      Any document Federated Clover Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how
            Federated Clover voted such client's proxies, and a copy of any written response.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
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ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

o POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3.   FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4. GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5. SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. State of Incorporation

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

NAVELLIER & ASSOCIATES PROXY VOTING POLICY

Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

JKMILNE ASSET MANAGEMENT PROXY VOTING POLICY

JKMilne invests exclusively in non-voting securities.

LONGFELLOW INVESTMENT MANAGEMENT CO. PROXY VOTING POLICY

Longfellow invests exclusively in non-voting securities, so they do not have a proxy voting policy.


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